UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 3, 2024

ALPINE IMMUNE SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37449	20-8969493
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
188 East Blaine Street, Suite 200
Seattle, Washington 98102
(Address of Principal Executive Offices, including zip code)
(206) 788-4545
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ALPN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain officers; Compensatory Arrangements of Certain Officers.
On April 3, 2024, the board of directors (the “Board”) of Alpine Immune Sciences, Inc. (the “Company”), appointed U. Martin Fuhs as its Chief Accounting Officer and principal accounting officer. Mr. Fuhs has served as the Company’s Vice President, Finance since November 2021 and will continue to serve the Company in such role. Mr. Fuhs succeeds Paul Rickey, the Company’s Senior Vice President, Chief Financial Officer, and Corporate Secretary, in the role of principal accounting officer. Mr. Rickey will continue to serve as the Company’s Senior Vice President, Chief Financial Officer, Corporate Secretary, and Treasurer, as well as the Company’s principal financial officer.
Prior to joining the Company, Mr. Fuhs, age 56, served as Chief Accounting Officer of Holland America/Princess Cruises Group for Carnival Corporation from May 2018 to January 2021. In total, Mr. Fuhs has almost 30 years of experience in auditing and financial reporting roles, including management positions with KPMG LLP, Public Storage, Inc., Plum Creek Timber Company, Inc. and T-Mobile US, Inc. Mr. Fuhs received his Masters of Economics degree from the University of Bonn in Germany and is a certified public accountant in Washington State.
There are no family relationships between Mr. Fuhs and any director or executive officer of the Company and he has no direct or indirect material interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There also is no arrangement or understanding between Mr. Fuhs and any other person or entity pursuant to which Mr. Fuhs was appointed as Chief Accounting Officer and principal accounting officer of the Company.
The Company will enter into its standard form of indemnification agreement with Mr. Fuhs.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 5, 2024	ALPINE IMMUNE SCIENCES, INC.

	By:	/s/ Paul Rickey
	Name:	Paul Rickey
	Title:	Senior Vice President and Chief Financial Officer